UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) January 16, 2004
                                                      ----------------

                         CYCLE COUNTRY ACCESSORIES CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

          NEVADA                     333-68570             42-1523809
----------------------------      ----------------     ---------------------
(State or other jurisdiction      (Commission File         (IRS Employer
 of incorporation)                   Number)           Identification Number)


                       2188 Highway 86  Milford, Iowa  51351
          ---------------------------------------------------------------
                     (Address of principal executive offices)


Registrant's telephone number, including area code    (712) 338-2701

                                                      --------------




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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Dismissal of Independent Accountant.

         (i) On January 16, 2004, the Board of Directors of Cycle Country Accessories Corp. (the "Company") unanimously dismissed Tedder, James, Worden & Associates, P.A. ("Tedder") as the Company's independent accountant.

         (ii) The reports of Tedder regarding the Company's financial statements for the fiscal years ended September 30, 2003, 2002 and 2001 did not contain any adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles.

         (iii) In connection with Tedder's audits of the Company for the fiscal years ended September 30, 2003, 2002 and 2001, and during the period from September 20, 2003 through January 19, 2004 there were no disagreements with Tedder on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that, if not resolved to the satisfaction of Tedder, would have caused it to make reference thereto in its reports regarding the Company's financial statements for such years.

         (iv) The Company has requested that Tedder furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of such letter, dated January 22, 2004, is filed as
Exhibit 16 to this Form 8-K.

(b) Engagement of Independent Accountant.

         (i) On January 16, 2004, the Board of Directors of the Company engaged Henjes, Conner, Williams, and Grimsley, L.L.P ("Henjes") as its independent accountant.

         (ii) During the fiscal years ended September 30, 2003, 2002 and 2001, and during the subsequent interim period prior to such engagement, the Company did not consult Henjes regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinion that might be rendered by Henjes on the Company's financial statements, and Henjes did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.


ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)     Not  applicable.

     (b)     Not  applicable.

     (c)     Exhibits.

16.1	Letter from Tedder, James, Worden & Associates, P.A. dated
        January 22, 2004.

99.01   Press Release dated January 21, 2004 announcing change of auditor.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CYCLE COUNTRY ACCESSORIES CORP.

                                     Date   January 22, 2004
                                     -------------------------

                                     By: /s/ Ronald C. Hickman
                                         --------------------------
                                             Ronald C. Hickman
                                             Principal Executive Officer,
                                             President and Director



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